QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

TRANSCANADA PIPELINES LIMITED

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Russell K. Girling, the Chief Executive Officer of TransCanada PipeLines Limited (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's annual report as filed on Form 40-F for the fiscal year ending December 31, 2014 with the Securities and Exchange Commission (the "Report"), that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RUSSELL K. GIRLING Russell K. Girling Chief Executive Officer February 13, 2015

C-3

QuickLinks

  Exhibit 32.1
TRANSCANADA PIPELINES LIMITED
CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002